     As filed with the Securities and Exchange Commission on June 3, 1999

                                                       Registration No. 33-65311

================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 _____________

                        POST-EFFECTIVE AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                                 _____________

                           Tele-Communications, Inc.
            (Exact name of registrant as specified in its charter)

                          Delaware                                                              84-1260157
               (State or other jurisdiction of                                               (I.R.S. Employer
                incorporation or organization)                                              Identification No.)

                                                                                           Stephen M. Brett, Esq.
                                                                                          Tele-Communications, Inc.
                     9197 South Peoria                                                        9197 South Peoria
                  Englewood, Colorado 80112                                               Englewood, Colorado  80112
                       (720) 875-5400                                                          (720) 875-5400
      (Address, including zip code, and telephone number,                     (Name, address, including zip code, and telephone
including area code, of registrant's principal executive offices)              number, including area code, of agent for service)


                    Removal of Securities from Registration

================================================================================

                    Removal of Securities from Registration

     Pursuant to undertaking No. 3 of Item 17 of the Registrant's Post-effective Amendment No. 1 on Form S-3 to the Registration Statement originally filed on Form S-4 (File No. 33-65311) (the "Registration Statement"), the Registrant files this Post-effective Amendment No. 2 to the Registration Statement for the purpose of withdrawing from registration any of the securities of the Registrant which were previously registered under the Registration Statement and which remain unsold.

                                  Signatures

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and pursuant to Rule 478 under the Securities Act the Registrant has duly caused this Post-effective Amendment to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on June 3, 1999.

                              TELE-COMMUNICATIONS, INC.


                              By: /s/ Stephen M. Brett
                                  Name:  Stephen M. Brett
                                  Title: Senior Executive Vice President